DELAWARE VIP® TRUST

Delaware VIP® U.S. Growth Series (the "Series")

Supplement to the Series' Standard Class and Service Class
 Summary Prospectuses dated April 30, 2018

Effective the date of this supplement, the following replaces the information in the section entitled "Who manages the Series? – Sub-advisor":

Sub-advisor

Jackson Square Partners, LLC (JSP)

Portfolio managers	Title with JSP	Start date on the Series
Jeffrey S. Van Harte, CFA	Chairman, Chief Investment Officer	April 2005
Christopher J. Bonavico, CFA	Portfolio Manager, Research Analyst	April 2005
Christopher M. Ericksen, CFA	Portfolio Manager, Research Analyst	April 2005
Daniel J. Prislin, CFA	Portfolio Manager, Research Analyst	April 2005
William (Billy) G. Montana	Portfolio Manager, Research Analyst	January 2019

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated January 7, 2019.